Risk management_Collateral and other credit enhancements (Details)	6 Months Ended
Jun. 30, 2018
Disclosure of collateral held as security and other credit enhancements [Abstract]
Description of collateral held as security and other credit enhancements and their financial effect in respect of amount that best represents maximum exposure	There have been no significant changes in the value of collateral or other credit enhancements held by the Group during the current quarter, changes in collateral or other credit enhancements due to changes in the collateral policy of the Group. As of June 30, 2018, there are no financial assets that do not recognize the allowance for losses due to collateral.